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                                                                      Exhibit 32

           Certification of the President and Chief Executive Officer and Vice President of Finance and Chief Financial Officer

                       Pursuant to 18 U.S.C. Section 1350
      As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned President and Chief Executive Officer, and Vice President of Finance and Chief Financial Officer of INTERMET Corporation (the "Company"), hereby certify, based on our knowledge, that the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Gary F. Ruff
                                           ----------------
                                           Gary F. Ruff
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

                                           /s/ Robert E. Belts
                                           -------------------
                                           Robert E. Belts
                                           Vice President of Finance and
                                           Chief Financial Officer
                                           (Principal Executive Officer)

                                           Date: March 12, 2004